                                                                   EXHIBIT 10.14

            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FOURTH AMENDMENT (the "Fourth Amendment"), dated as of January 31, 2001, is between INDUSTRIAL HOLDINGS, INC. (the "Borrower"), and COMERICA BANK-TEXAS (the "Agent") and it amends that certain Amended and Restated Credit Agreement more fully described below.

                                    RECITALS:

         A. Borrower, Banks (as defined in the hereinafter described Agreement) and Agent have entered into that certain Amended and Restated Credit Agreement (the "Agreement") dated as of June 17, 1999.

         B. Pursuant to the Agreement, Guarantors executed that certain Amended and Restated Guaranty Agreement (the "Guaranty") dated as of June 17, 1999 which guaranteed to Agent the payment and performance of the Obligations.

         C. Borrower, Banks and Agent have previously amended the Agreement and now desire to amend the Agreement a fourth time as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 DEFINITIONS. Capitalized terms used in this Fourth Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. The definitions of "COMMITMENT" and "TERMINATION DATE" contained in the Agreement are hereby deleted and the following substituted therefor and new definitions "CAPITAL EVENT", "DEBT REDUCTION PLAN" and "DEBT REFINANCING PLAN", to read as follows, are added:

                  "CAPITAL EVENT" or "CAPITAL EVENTS" means to engage in one or more courses of conduct which will, in a manner consistent with the provisions of this Agreement, cause sufficient new capital to be paid into the Borrower to cause the indebtedness evidenced by the Notes to be repaid in full by August 31, 2001.

                  "COMMITMENT" means, as to each Bank, the obligation of such Bank to make Revolving Advances and issue Letters of Credit hereunder, in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages of the Fourth Amendment to the Amended and Restated Credit Agreement under the heading "Commitment," as the same may be reduced pursuant to Section 2.9 or terminated pursuant to Section 2.9 or 11.2. NOTWITHSTANDING THE FOREGOING, the aggregate of the Commitment's of the Banks shall reduce, proportionately, by $100,000.00 on April 6, 2001; May 4, 2001; June 1, 2001; July 6, 2001; and on
         August 3, 2001 so that on August 3, 2001 the aggregate of the Commitment's of the Banks shall have been reduced to $49,500,000.00.

                  "DEBT REDUCTION PLAN" or "DEBT REDUCTION PLANS" means to engage in one or more courses of conduct which will, in a manner consistent with the provisions of this Agreement, cause the indebtedness evidenced by the Notes, to be repaid in full by August 31, 2001.


                                      EX-29

                  "DEBT REFINANCING PLAN" or "DEBT REFINANCING PLANS" means to engage in one or more courses of conduct which will, in a manner consistent with the provisions of this Agreement, cause the indebtedness evidenced by the Notes to be repaid in full by August 31, 2001.

                  "TERMINATION DATE" means 12:00 p.m. Houston time, on August 31, 2001 or such earlier time on which the Commitment terminates as provided in this Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         2.1 AMENDMENT TO ARTICLE II. Article II, Section 2.8 "FEES" is hereby revised by adding a new subsection (e) to read as follows:

                  (e) In return for the Banks agreeing to enter into the Fourth Amendment the Borrower shall pay to the Agent a fee of $300,000.00. Such fee shall be payable on the earlier of the date the Notes are repaid in full or on the Termination Date. In the event that the indebtedness evidenced by the Commitment is repaid in full on or prior to August 31, 2001, then, the obligation to pay $200,000.00 of this fee will be waived.

         2.2 AMENDMENT TO ARTICLE VIII. Article VIII is hereby amended by adding a new Subsection 8.18 entitled "DEBT REDUCTION PLAN" to read as follows:

                  Section 8.18 DEBT REDUCTION PLAN, DEBT REFINANCING PLAN OR CAPITAL EVENT. The Borrower has advised the Banks that it is committed to conducting either a Debt Reduction Plan, a Debt Refinancing Plan or a Capital Event. The Borrower has further advised the Banks that it has undertaken an analysis of the various options available to it to successfully achieve a Debt Reduction Plan, a Debt Refinancing Plan or a Capital Event. Among the Debt Reduction Plans which the Borrower has informed the Banks that it is pursuing is the marketing of one or more of its subsidiaries. Accordingly, the Borrower hereby covenants and agrees as follows:

                  (a) To (i) in good faith review all options available to successfully achieve a Debt Reduction Plan and (ii) promptly keep the Agent informed of the status of its Debt Reduction Plans, Debt Refinancing Plans or Capital Events;

                  (b) To use its best efforts to cause, by not later than April 30, 2001, either (i) an agreement or letter of intent to be entered into by which the Borrower shall effectuate a sale of assets acceptable to, and on terms acceptable to the Banks, a Debt Reduction Plan or (ii) an agreement or letter of intent to be entered into by which the Borrower shall effectuate, on terms acceptable to the Banks, a Debt Refinancing Plan or a Capital Event; and

                  (c) To use its best efforts to consummate by July 31, 2001 either a Debt Refinancing Plan, a Capital Event or, the sale of assets sufficient to achieve, the Debt Reduction Plan.

         2.3 AMENDMENT TO ARTICLE VIII. Article VIII is hereby amended by adding a new Subsection 8.19 entitled "FINANCIAL ADVISOR" to read as follows:

                  Section 8.19 FINANCIAL ADVISOR. The Agent may retain the services of a financial advisor. In connection therewith, the Borrower acknowledges that the financial advisor may perform for the Agent financial planning, consulting or other similar services customarily provided by financial advisors, including, but not limited to, business valuation, operational


                                      EX-30
         analysis, asset valuation and such other services as the Agent may from time to time request. The Borrower hereby acknowledges and agrees that, pursuant to Section 13.1 hereof, the Borrower is obligated to pay all costs and expenses of such financial advisor. The Borrower further agrees (i) to fully cooperate with such financial advisor and
         (ii) that any reports and correspondence prepared by such financial advisor are the sole property of the Banks and the Borrower has no right to receive copies of or the information contained in such reports or correspondence.

         2.4 AMENDMENT TO ARTICLE X. Article X, Sections 10.10 and 10.11 are both hereby revised by, in both cases, deleting the current provisions in their entirety and replacing them with the following:

                  Section 10.10 CONSOLIDATED TANGIBLE NET WORTH. The Borrower will maintain at all times Consolidated Tangible Net Worth in an amount equal to not less than ninety percent (90%) of the aggregate amount of its Consolidated Tangible Net Worth as it exists as of December 31, 2000 plus ONE HUNDRED PERCENT (100%) of all consolidated monthly net income which is earned after December 31, 2000. Compliance with this ratio shall be tested monthly beginning February 28, 2001 commencing with the financial results for the month of January, 2001.

                  Section 10.11 EXPENDITURES. The Borrower shall not make or incur, and will not permit any Subsidiary to make or incur, Capital Expenditures, including Capital Lease Obligations, in excess of $5,000,000.00 for the calendar year 2001.

         2.5 AMENDMENT TO ARTICLE XIII. Article XIII, Section 13.11 of the Agreement is hereby amended by adding a NEW sentence to the end of that section to read as follows:

                  NOTWITHSTANDING THE FOREGOING, and so long as the Banks are comprised of Comerica Bank-Texas, National Bank of Canada and Hibernia National Bank no amendment or waiver of Section 2.8(e) (dealing with fees) or Section 8.18 (dealing with the Debt Reduction Plan, Debt Refinancing Plan or Capital Event) shall in any event be effective unless the same shall be agreed to and consented to by all three Banks.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

         3.1 CONDITIONS. The effectiveness of this Fourth Amendment is subject to the satisfaction of the following conditions precedent:

         (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Fourth Amendment, in form and substance satisfactory to Agent:

                           (1) RESOLUTIONS. Resolutions of the Board of
                  Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by Borrower and each Guarantor of this Amendment and the other Loan Documents to which Borrower and each Guarantor is or is to be a party hereunder;

                           (2) INCUMBENCY CERTIFICATE. A certificate of
                  incumbency certified by the Secretary or an Assistant Secretary of Borrower and each Guarantor certifying the names of the officers of Borrower and each Guarantor authorized to sign this Amendment and each of the other Loan Documents to which Borrower and each Guarantor is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;


                                      EX-31

                           (3) BYLAWS. The bylaws of Borrower and each Guarantor
                  certified by the Secretary or an Assistant Secretary of Borrower or Guarantor;

                           (4) GOVERNMENTAL CERTIFICATES. Certificates of the
                  appropriate government officials of the state of incorporation of Borrower and each Guarantor as to the existence and good standing of Borrower and each Guarantor, each dated within ten
                  (10) days prior to the date of this Fourth Amendment; and

                           (5) ADDITIONAL INFORMATION. Agent shall have received
                  such additional documents, instruments and information as Agent or its legal counsel, Winstead Sechrest & Minick P.C., may request.

         (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

         (c) Except for as described on Exhibit "A" hereto no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

         (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Winstead Sechrest & Minick P.C.

         (e) The Borrower shall have reimbursed the Agent for fees and expenses paid or the fees and expenses of the Agent incurred, in connection with this Fourth Amendment to the Agreement including, but not limited to, the fees and expenses of the Agent's counsel.

                                   ARTICLE IV

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         4.1 RATIFICATIONS. The terms and provisions set forth in this Fourth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Agent agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         4.2 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent that (i) the execution, delivery and performance of this Fourth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default, other than those listed on Exhibit "A", has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) other than as set forth on Exhibit "A", Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.






                                      EX-32

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Fourth Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Bank or any closing shall affect the representations and warranties or the right of Banks to rely upon them.

         5.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         5.3 EXPENSES OF AGENT. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Fourth Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Agent's legal counsel.

         5.4 SEVERABILITY. Any provision of this Fourth Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Fourth Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.5 APPLICABLE LAW. This Fourth Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         5.6 SUCCESSORS AND ASSIGNS. This Fourth Amendment is binding upon and shall inure to the benefit of the Banks and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         5.7 COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         5.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by the Banks to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         5.9 HEADINGS. The headings, captions, and arrangements used in this Fourth Amendment are for convenience only and shall not affect the interpretation of this Fourth Amendment.

         5.10 NON-APPLICATION OF CHAPTER 346 OF TEXAS FINANCE CODE. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Fourth Amendment or any of the other Loan Documents or to the transactions contemplated hereby.


                                      EX-33

         5.11 RELEASE AND COVENANT NOT TO SUE. THE BORROWER (IN ITS OWN RIGHT AND ON BEHALF OF ITS RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) AND GUARANTORS (IN THEIR OWN RIGHT AND ON BEHALF OF THEIR RESPECTIVE ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE THE BANKS AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND ATTORNEYS (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, GROSS NEGLIGENCE, USURY, FRAUD, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT, DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE AGREEMENT OR THE NOTES OR VARIOUS SECURITY DOCUMENTS, GUARANTIES AND ANY AND ALL DOCUMENTS RELATED THERETO (THE "LOAN PAPERS") OR THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS NOW EXIST WHICH COULD PRESENTLY OR IN THE FUTURE COULD SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN PAPERS AND THIS AGREEMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

ACCEPTANCE OF EACH ADVANCE MADE AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION AND CONFIRMATION BY THE RELEASING PARTIES OF THE FOREGOING GENERAL RELEASE OF RELEASED CLAIMS THAT ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH ADVANCE.


                                      EX-34

         5.12 ENTIRE AGREEMENT. THIS FOURTH AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FOURTH AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         5.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
























                                      EX-35

         Executed as of the date first written above.


                                      BORROWER:

                                      INDUSTRIAL HOLDINGS, INC., a
                                       Texas corporation

                                      By:
                                         -----------------------------------

                                         -----------------------------------
                                         President & Chief Executive Officer

                                      ADDRESS FOR NOTICES:

                                      Industrial Holdings, Inc.
                                      7135 Ardmore
                                      Houston, Texas 77054
                                      Fax No.: 713-749-9642
                                      Telephone No.: 713-747-1025
                                      Attention: Mr. Stephen W. Nash























                                      EX-36

                                      AGENT:


                                      COMERICA BANK-TEXAS

                                      By:
                                         ----------------------------
                                               Robin M. Kain
                                               Vice President

                                      ADDRESS FOR NOTICES:

                                      Comerica Bank - Texas
                                      P.O. Box 650282
                                      Dallas, Texas 75265-0282
                                      Fax No.: (214) 969-6416
                                      Telephone No.: (214) 969-6472
                                      Attention: Mr. Gary Orr
                                                     MC 6507

                                      WITH A COPY TO:
                                      Comerica Bank - Texas
                                      P.O. Box 650282
                                      Dallas, Texas  75265-0282
                                      Fax No.: (214) 589-4724
                                      Telephone No.: (214) 589-4708
                                      Attention: Robin M. Kain
                                                   MC 6510
                                      BANKS:

Commitment:                            COMERICA BANK-TEXAS
$27,272,727.28
                                       By:
                                          ---------------------------
                                               Robin M. Kain
                                               Vice President











                                      EX-37

                                       ADDRESS FOR NOTICES:

                                       Comerica Bank - Texas
                                       P.O. Box 650282
                                       Dallas, Texas 75265-0282
                                       Fax No.: (214) 969-6416
                                       Telephone No.: (214) 969-6472
                                       Attention: Mr. Gary Orr
                                                      MC 6507

                                       WITH A COPY TO:

                                       Comerica Bank - Texas
                                       P.O. Box 650282
                                       Dallas, Texas  75265-0282
                                       Fax No.: (214) 589-4724
                                       Telephone No.: (214) 589-4708
                                       Attention: Robin M. Kain
                                                      MC 6510

                                        LENDING OFFICE FOR BASE RATE ADVANCES

                                        Comerica Bank
                                        1508 West Mockingbird
                                        Dallas, Texas 75235

Commitment:                             HIBERNIA NATIONAL BANK
$9,090,909.09

                                        By:
                                           --------------------------
                                               Tammy Angelety
                                               Vice President

                                        ADDRESS FOR NOTICES:

                                        Hibernia National Bank
                                        225 Barone Street., 10th Fl.
                                        New Orleans, Louisiana 70112
                                        Fax No.: (504) 533-5099
                                        Telephone No.: (504) 533-2045
                                        Attention: Ms. Tammy Angelety








                                      EX-38

Commitment:                           NATIONAL BANK OF CANADA,
$13,636,363.63                        a Canadian charter bank


                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                                      ADDRESS FOR NOTICES:

                                      National Bank of Canada
                                      125 W. 55th Street
                                      New York, New York 10019
                                      Fax No.: (212) 632-8775
                                      Telephone No.: (212) 632-8581
                                      Attention: Mr. Cliff Blasberg

                                      WITH A COPY TO:

                                      National Bank of Canada
                                      125 W. 55th Street
                                      New York, New York  10019
                                      Fax No.: (212) 632-8775
                                      Telephone No.: (212) 632-8526
                                      Attention: Ms. Lori Ann Curnyn

                                      LENDING OFFICE FOR BASE RATE ADVANCES:

                                      National Bank of Canada
                                      2121 San Jacinto, Suite 1850
                                      Dallas, Texas  75201
                                      Fax No.: (214) 871-2015
                                      Telephone No.: (214) 871-1264
                                      Attention:  Ms. Vickie Leon







                                      EX-39

      Guarantors hereby consent and agree to this Fourth Amendment and agree that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of Guarantors enforceable against Guarantors in accordance with its terms.

GUARANTORS:

A & B Bolt and Supply, Inc., a Louisiana corporation
The Rex Group, Inc., a Texas corporation
Rex Machinery Movers, Inc., a Texas corporation
  d/b/a Ideal Products
First Texas Credit Corporation, a Texas corporation
Landreth Metal Forming, Inc., a Texas corporation
Pipeline Valve Specialty, Inc., a Texas corporation
  (f/k/a Industrial Municipal Supply Company)
Bolt Manufacturing Co., Inc., a Texas corporation,
  d/b/a Walker Bolt Manufacturing Co., Inc.
LSS-Lone Star-Houston, Inc., a Texas corporation
American Rivet Company, Inc., an Illinois
  corporation
Manifold Valve Services, Inc., a Delaware corporation, d/b/a Rogers Equipment & Supply
  Company
Philform, Inc., a Michigan corporation
GHX, Incorporated, a Texas corporation
Regal Machine Tool, Inc., a Texas corporation, f/k/a
  Rex Machine Tool, Inc.
WHIR Acquisition, Inc., a Texas corporation, d/b/a
  Ameritech Fastener Manufacturing
Moores Pump and Services, Inc., a Louisiana
 corporation
GHX, Incorporated of Louisiana, a Louisiana
  corporation
Beaird Industries, Inc., a Delaware corporation
United Wellhead Services, Inc., a Texas corporation


By:
   -------------------------------------
Name:
     -----------------------------------
Title:     Chief Executive Officer











                                      EX-40

                                   EXHIBIT "A"

                           Existing Events of Default



         The Borrower warrants that it is presently in default of only the following provisions of the Agreement:


1.       Failure to pay when due $15,000,000.00 owing to EnSerCo.

2.       ___________________________________________________________________.































                                      EX-41